UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2023

ATLAS TECHNICAL CONSULTANTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38745	83-0808563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13215 Bee Cave Parkway, Building B, Suite 230 Austin, Texas	78738
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 851-1501

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ATCX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement

Termination of Credit Agreements

As previously reported, on February 25, 2021, Atlas Intermediate Holdings, LLC (“Atlas Intermediate”) entered into that certain (i) Credit Agreement, by and among Atlas TC Holdings, LLC (“ATC Holdings”), Atlas Intermediate, the lenders and issuing banks from time to time party thereto and Wilmington Trust, National Association, as administrative agent and collateral agent (the “Term Loan Agreement”) and (ii) Credit Agreement, by and among ATC Holdings, Atlas Intermediate, JPMorgan Chase Bank, N.A., as administrative agent, swingline lender, issuing bank, lender, sole bookrunner and sole lead arranger and the other lenders from time to time thereto (“ABL Credit Agreement,” and together with the Term Loan Agreement, the “Credit Agreements”).

Atlas Technical Consultants, Inc. (the “Company”) is the sole managing member of ATC Holdings and ATC Holdings is the sole managing member of Atlas Intermediate. Concurrently with the closing of the Merger (as defined below), the Company terminated the Credit Agreements and all indebtedness outstanding thereunder was paid off and all commitments under the Credit Agreements were terminated.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 19, 2023 (the “Closing Date”), pursuant to the terms of the Agreement and Plan of Merger, dated as of January 30, 2023 (the “Merger Agreement”), by and among the Company, GI Apple Midco LLC (“Parent”), and GI Apple Merger Sub LLC (“Merger Sub”), Parent completed its acquisition of the Company through the merger of Merger Sub with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent. Parent and Merger Sub are controlled by GI Manager L.P. (“GI Partners”).

The Merger became effective at approximately 7:00 a.m. (Central Time) on the Closing Date, and at such time (the “Effective Time”), each outstanding share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), including all shares of Class A Common Stock issued upon the exchange of ATC Holdings’ common units (“Common Units”) and the surrender of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and, together with the Class A Common Stock, the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than the Class A Common Stock owned or held in treasury by the Company or owned by Parent or any of its subsidiaries and Company Common Stock owned by stockholders who have properly demanded appraisal rights pursuant to Delaware law) was automatically cancelled, extinguished and converted into the right to receive an amount in cash equal to $12.25 without interest thereon (the “Per Share Price”) and net of any applicable withholding of taxes. Stockholders who properly demand appraisal rights pursuant to Delaware law will receive payment of the fair value of the shares of Company Common Stock held by them. Shares of Class B Common Stock and corresponding Common Units were redeemed by the Company in exchange for shares of Class A Common Stock as of immediately prior to the Effective Time.

Consistent with the terms of Merger Agreement, as of the Effective Time:

●	each restricted stock unit of the Company (each, a “Company RSU”) that was outstanding immediately prior to the Effective Time, other than a Company RSU issued during calendar year 2023, was automatically cancelled and converted into the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product of (i) the Per Share Price and (ii) the total number of shares of Company Common Stock subject to such Company RSU;

●	each award of performance-based restricted stock units of the Company (each, a “Company PSU”) that was outstanding immediately prior to the Effective Time, other than a Company PSU issued during calendar year 2023, was automatically cancelled and converted into the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product of (i) the Per Share Price and (ii) the number of shares of Company Common Stock subject to such Company PSU, with any performance vesting conditions deemed achieved at the greater of target and actual performance effective as of Effective Time (up to a maximum of 137.5% of target), without any pro-ration;

●	each Company RSU and Company PSU issued during calendar year 2023 (each a “Current Year Award”) was automatically cancelled and converted into and became the conditional right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes (each, a “Cash Replacement Award”), equal to the product of (i) the Per Share Price and (ii) the total number of shares of Company Common Stock subject to such Current Year Award. Each Cash Replacement Award is subject to the same terms and conditions (including vesting terms and terms providing for the acceleration of vesting) that applied to the Current Year Award that it replaced, other than the right to receive equity rather than cash upon vesting, and provided that, with respect to any Current Year Award that was a Company PSU, performance metrics were deemed achieved at target performance as of the Effective Time, without any pro-ration (such that only time-based vesting conditions remain applicable); and

●	each award of a price-vested stock option to purchase shares of Company Common Stock that was outstanding and unexercised immediately prior to the Effective Time had an exercise price per share less than the Per Share Price, with respect to which the performance vesting conditions were not achieved, and was automatically cancelled without any cash payment being made in respect thereof.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 1, 2023 and is incorporated by reference into this Item 2.01.

The disclosure regarding the Merger and the Merger Agreement set forth under Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Company notified the Nasdaq Stock Market (the “NASDAQ”) on the Closing Date that the certificate of merger providing for the Merger had been filed with the Secretary of State of the State of Delaware and that, at the Effective Time, each outstanding share of Class A Common Stock issued and outstanding immediately prior to the Effective Time (other than the Class A Common Stock owned or held in treasury by the Company or owned by Parent or any of its subsidiaries and Class A Common Stock owned by stockholders who have properly demanded appraisal rights pursuant to Delaware law) was automatically cancelled, extinguished and converted into the right to receive the Per Share Price. Also at the Effective Time, each outstanding share of Class A Common Stock owned or held in treasury by the Company or owned by Parent or any of its subsidiaries was automatically cancelled and extinguished without conversion thereof or consideration paid therefor. In addition, the Company requested that the NASDAQ delist the Class A Common Stock on April 19, 2023, and as a result, trading of Class A Common Stock, which trades under the ticker symbol “ATCX” on the NASDAQ, was suspended prior to the opening of the NASDAQ on April 19, 2023. The Company also requested that the NASDAQ file a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of the Class A Common Stock from the NASDAQ and the deregistration of the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company intends to file a Form 15 with the SEC requesting the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Items 2.01, 3.01, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As of the Effective Time, each holder of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as stockholders of the Company (other than, in the case of the Class A Common Stock (including all shares of Class A Common Stock issued upon the exchange of Common Units and the surrender of the Class B Common Stock issued and outstanding immediately prior to the Effective Time), the right to receive the Per Share Price or to exercise appraisal rights (if any)).

Item 5.01. Changes in Control of Registrant.

The information set forth under Items 2.01, 3.01, and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, a change in control of the Company occurred, and the Company is now a wholly owned subsidiary of Parent. Parent is controlled by GI Partners.

To complete the Merger and related transactions and pay related fees and expenses, Parent used funds in an amount equal to approximately $1.07 billion, which was funded through a combination of equity contributions by investment funds advised by GI Partners.

The description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on February 1, 2023 and is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Directors

In accordance with the Merger Agreement, effective upon completion of the Merger, at the Effective Time, Brian Ferraioli, R. Foster Duncan, Leonard K. Lemoine, Daniel G. Weiss, Thomas H. Henley, Raquel G. Richmond, and Collis Temple III ceased serving as members of the board of directors (or members of any committees of the board of directors) of the Company. Effective upon completion of the Merger, at the Effective Time, Hoon Cho, Michael McMahon, Jeff Sheu, Mike Stuppler and Achi Yaffe were appointed as new members of the board of directors of the Company. L. Joe Boyer will continue serving as a member of the board of directors of the Company.

Officers

Effective upon completion of the Merger, at the Effective Time, the following persons continued to be officers of the Company: L. Joe Boyer, David D. Quinn Sr., Ken Burns Jr., Harshal Desai, Walter George Powell, John Alex Mollere, and Jonathan Parnell.

Item 5.03. Amendments to Article of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

In accordance with the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated in its entirety. A copy of the fourth amended and restated certificate of incorporation is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

In accordance with the Merger Agreement, at the Effective Time, the bylaws of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety. A copy of the third amended and restated bylaws is attached as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On the Closing Date, the Company and GI Partners issued a joint press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and Exhibit 99.1 shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

Many of the statements included in this Current Report on Form 8-K and the furnished exhibits constitute “forward-looking statements.” In particular, they may include statements relating to future actions, strategies, future operating and financial performance, and the Company’s future financial results. These forward-looking statements are based on current expectations and projections about future events. Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and consequently, the actual performance of the Company may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, factors described from time to time in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of January 30, 2023, by and among the Company, GI Apple Midco LLC, and GI Apple Merger Sub LLC (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on February 1, 2023).

3.1	Fourth Amended and Restated Certificate of Incorporation of Atlas Technical Consultants, Inc.

3.2	Third Amended and Restated Bylaws of Atlas Technical Consultants, Inc.

99.1	Joint Press Release of the Company and GI Partners, dated April 19, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission, provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, as amended, for any schedule or exhibit so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2023	ATLAS TECHNICAL CONSULTANTS, INC.

	By:	/s/ L. Joe Boyer
	Name:	L. Joe Boyer
	Title:	Chief Executive Officer